EXECUTION VERSION
AMENDMENT NO. 12 TO CREDIT AGREEMENT
AMENDMENT NO. 12 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 12, 2021, is entered into among BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“Company”), the Subsidiary Borrowers party hereto (“Subsidiary Borrowers,” and together with Company, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of November 5, 2015, as amended by Amendment No. 1 to Credit Agreement dated as of February 29, 2016, as amended by Amendment No. 2 to Credit Agreement dated as of September 26, 2016, as amended by Amendment No. 3 to Credit Agreement dated as of March 17, 2017, as amended by Amendment No. 4 to Credit Agreement dated as of August 7, 2017, as amended by Amendment No. 5 to Credit Agreement dated as of November 8, 2017, as amended by Amendment No. 6 to Credit Agreement dated as of December 22, 2017, as amended by Waiver Under and Amendment No. 7 to Credit Agreement dated as of February 28, 2018, as amended by Amendment No. 8 to Credit Agreement dated as of February 26, 2019, as amended by Amendment No. 9 to Credit Agreement dated as of August 6, 2019, as amended by Amendment No. 10 to Credit Agreement dated as of November 4, 2019, and as amended by Amendment No. 11 to Credit Agreement dated as of February 25, 2020 (as further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders party hereto, constituting all Lenders under the Credit Agreement, have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby.
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SECTION 2. Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
    “Amendment No. 12 Effective Date” means March 12, 2021.
“Columbia Casualty Letter of Credit” means that certain Letter of Credit issued by the Issuing Bank in the amount of $1,200,000 for the benefit of Columbia Casualty Company.
“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
(b) Section 2.06(c) of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
    (c)    Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided, however, such limitation shall not apply if cash collateral in an amount equal to 103% of the portion of the LC Exposure attributable to such Letter of Credit as of such date plus accrued and unpaid interest thereon has been deposited in an account acceptable to the Administrative Agent; provided, further, that with respect to the Columbia Casualty Letter of Credit, such limitation shall not apply if such cash collateral is provided in a manner acceptable to the Administrative Agent within 30 days of the Amendment No. 12 Effective Date.
(c) Section 9.06(b) of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
(b)    Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the
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Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrowers and each other Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Indemnitee for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrowers and/or each Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 3. Conditions Precedent. This Amendment shall become effective on the date the following conditions precedent shall have been satisfied:
(a) receipt by the Administrative Agent of signatures to this Amendment from the parties listed on the signature pages hereto; and
(b) the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement
SECTION 4. Miscellaneous.
(a) Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that all representations and warranties of the Borrowers contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (except with respect to representations and warranties made as of an expressed date, which representations and warranties are true and correct in all material respects as of such date).
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(b) No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document. No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document.
(c) Loan Document. The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(d) Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(e) No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to (x) demand payment of the Obligations under, or demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (in each case, as amended), as applicable, (y) exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (in each case, as amended hereby) or at law or in equity, or (z) do any and all of the foregoing, immediately at any time during the occurrence of an Event of Default and in each case, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents (in each case, as amended hereby).
(f) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.
(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without
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limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
(h) Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.
(i) Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
(k) Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(l) Reaffirmation of Loan Parties. Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its respective obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
[SIGNATURES ON FOLLOWING PAGES.]
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    IN WITNESS WHEREOF, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
BORROWERS:

BIO-REFERENCE LABORATORIES, INC.
GENEDX, INC.
FLORIDA CLINICAL LABORATORY, INC.
MERIDIAN CLINICAL LABORATORY CORP.

By: /s/ Adam Logal
    Name: Adam Logal
    Title: Director, Vice President

OTHER LOAN PARTIES:

CAREEVOLVE.COM, INC.
BRLI-GENPATH DIAGNOSTICS, INC.
GENEDX MENA LLC

By: /s/ Adam Logal
    Name: Adam Logal
    Title: Director, Vice President & Treasurer

NAI-1515894028v5     [BRLI – Amendment No. 12 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent, Issuing Bank and Swingline Lender

By: /s/ Helen D. Davis
    Name:    Helen D. Davis
    Title:    Authorized Officer

[BRLI – Amendment No. 12 to Credit Agreement]